FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934.

Date of Report (Date of earliest event reported) September 15, 1999.


                    DCI Telecommunications, Inc.
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       (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
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(State or other             (Commission File       (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                   611 Access Road, Stratford, CT 06615
      -------------------------------------------------------------
              (Address of principal executive offices)

  Registrant's telephone number, including area code:(203) 380-0910


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   (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.


By letter received September 15, 1999 from DeLoitte & Touche LLP, the Company was notified that the auditor client relationship between Deloitte & Touche and the Company had ceased. A copy of said letter is attached hereto as Exhibit A. No disagreement regarding accounting principles was expressed. The Company is seeking new auditors.

Item 7. Financial Statements and Exhibits

Exhibit A: Letter from Deloitte & Touche LLP.

                              Exhibit A
                            ------------

Deloitte &
  Touche
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September 15, 1999

Mr. Joseph Murphy
President and Chief Executive Officer
DCI Telecommunications, Inc.
611 Access Road
Stratford, CT 06615

Dear Mr. Murphy:

This is to confirm that the client-auditor relationship between DCI Telecommunications, Inc. (Commission File No. 2-96976-D) and Deloitte & Touche LLP has ceased.

Yours truly,
/s/ Deloitte & Touche LLP

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 5th Street, N.W.
     Washington, D.C. 20549